UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 28, 2022, the Registrant held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on August 1, 2022, the record date for the Annual Meeting, there were a total of 49,548,843 common shares of the Registrant outstanding and entitled to vote. At the Annual Meeting, the holders of 44,092,338 (approximately 89%) of the Registrant’s common shares were represented by proxy, constituting a quorum.

The results of the voting on the proposals presented to the shareholders at the Annual Meeting were as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Kerrii B. Anderson	26,145,582	14,327,430	3,619,326
David P. Blom	37,710,512	2,762,500	3,619,326
John P. McConnell	39,862,917	610,096	3,619,326
Mary Schiavo	24,525,222	15,947,790	3,619,326

At the Annual Meeting, the shareholders of the Registrant elected each of Ms. Anderson, Mr. Blom, Mr. McConnell and Ms. Schiavo as a director of the Registrant for a three-year term, expiring at the Annual Meeting of Shareholders occurring in 2025.

Proposal 2 — Advisory Vote to Approve the Compensation of the NEOs

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,551,591	3,754,838	166,583	3,619,326

At the Annual Meeting, the shareholders of the Registrant approved the advisory resolution to approve the compensation of the Registrant’s named executive officers, as described in the Registrant’s proxy statement for the Annual Meeting

Proposal 3 — Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,486,863	568,413	37,062	0

At the Annual Meeting, the shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2023.

Item 8.01. Other Events.

On September 28, 2022, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors had declared a quarterly cash dividend of $0.31 per share in respect of the Registrant’s common shares. The dividend was declared on September 28, 2022 and is payable on December 29, 2022 to shareholders of record at the close of business on December 15, 2022. A copy of the Dividend Release is included with this Form 8‑K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on September 28, 2022 reporting declaration of quarterly cash dividend
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 4, 2022	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary